Contracts in Progress	12 Months Ended
Dec. 31, 2011
Contracts in Progress [Abstract]
Contracts in Progress

5. Contracts in Progress

Contract cost and recognized income not yet billed on uncompleted contracts arise when recorded revenues for a contract exceed the amounts billed under the terms of the contracts. Contract billings in excess of cost and recognized income arise when billed amounts exceed revenues recorded. Amounts are billable to customers upon various measures of performance, including achievement of certain milestones, completion of specified units or completion of the contract. Also included in contract cost and recognized income not yet billed on uncompleted contracts are amounts the Company seeks to collect from customers for change orders approved in scope but not for price associated with that scope change (unapproved change orders). Revenue for these amounts is recorded equal to the lesser of the expected revenue or cost incurred when realization of price approval is probable. Estimating revenues from unapproved change orders involve the use of estimates, and it is reasonably possible that revisions to the estimated recoverable amounts of recorded unapproved change orders may be made in the near-term. If the Company does not successfully resolve these matters, a reduction in revenues may be required to amounts that have been previously recorded.

Contract cost and recognized income not yet billed and related amounts billed as of December 31, 2011 and 2010 were as follows:

	December 31,
	2011	2010
Cost incurred on contracts in progress	$690,196	$687,562
Recognized income	94,345	130,680

	784,541	818,242
Progress billings and advance payments	(765,451)	(809,368)

	$19,090	$8,874

Contract cost and recognized income not yet billed	$37,090	$23,732
Contract billings in excess of cost and recognized income	(18,000)	(14,858)

	$19,090	$8,874

Contract cost and recognized income not yet billed includes $1,367 and $3,216 at December 31, 2011 and 2010, respectively, on completed contracts.